Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
	(in thousands)
Ireland	$624,642	$432,963	$231,893
United States	(352,532)	(270,440)	(278,413)
Other	352,357	405,328	243,200
Income before income tax expense	$624,467	$567,851	$196,680

The components of income tax expense are as follows:

	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
	(in thousands)
Income tax expense:
Current tax (benefit)/expense:
Ireland	$80,427	$53,248	$18,469
United States	(42,428)	60,753	35,478
Other	59,153	70,395	48,003
Total current tax expense	97,152	184,396	101,950

Deferred tax (benefit)/expense:
Ireland	45,253	(6,166)	553
United States	(143,323)	(118,475)	(52,717)
Other	12,667	(344)	(8,452)
Total deferred tax benefit	(85,403)	(124,985)	(60,616)

Income tax expense allocated to continuing operations	11,749	59,411	41,334

Income tax expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	(3,903)	7,211	1,776
Cash flow hedge	301	—	—
Total	$8,147	$66,622	$43,110
Ireland's statutory trading income tax rate, the rate of our country of domicile, is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2022:12.5%; 2021:12.5%)	$78,058	$70,980	$24,586
Rate differential from amortization of intangible assets	(71,223)	(59,330)	(31,228)
Foreign and other income taxed at higher rates	35,778	52,464	51,273
Research & development tax incentives	(3,868)	(2,608)	(3,120)
Movement in valuation allowance	(1,068)	(777)	3,101
Effects of change in tax rates	3,154	(300)	(128)
(Decrease)/ increase in unrecognized tax benefits	(54,347)	8,392	5,246
Investor tax expense on foreign subsidiary earnings	39,165	—	—
Impact of stock compensation	(11,487)	(8,756)	(9,083)
Other	(2,413)	(654)	687
Income tax expense	$11,749	$59,411	$41,334

    The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2023	December 31, 2022
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$7,547	$10,927
Operating right-of-use-assets	16,108	23,260
Goodwill	39,014	37,150
Intangible assets	950,055	1,078,302
Investments in foreign subsidiaries	52,408	1,587
Other	7,982	7,467
Total deferred tax liabilities recognized	1,073,114	1,158,693

Deferred tax assets:
Operating loss and tax credits carryforwards	124,150	88,697
Property, plant and equipment	9,082	6,010
Operating lease liabilities	20,190	27,593
Intangible assets	2,166	3,602
Stock compensation	17,605	21,862
Other liabilities	84,928	66,933
Unearned revenue	23,748	66,565
Other	8,774	9,155
Total deferred tax assets	290,643	290,417
Valuation allowance for deferred tax assets	(42,967)	(43,379)
Deferred tax assets recognized	247,676	247,038
Overall net deferred tax liability	$(825,438)	$(911,655)
At December 31, 2023 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $16.9 million.

At December 31, 2023 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $1.7 million and $331.4 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. Of the $1.7 million U.S. federal NOLs, approximately $1.2 million is currently available for offset against future U.S. federal taxable income. The subsidiaries' ability to use the remaining U.S. federal and state NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, and 2019, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. All $1.7 million of the U.S. federal NOLs are limited by Section 382 and expire between 2024 - 2037. As of December 31, 2023, U.S subsidiaries also had disallowed interest carryforwards of $204 million that can be carried forward indefinitely. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

    The expected expiry dates of the US NOLs are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2024-2037	$1,744	$271,434
2038-2042	—	50,685
Indefinite	—	9,251
	$1,744	$331,370

In addition, we also have general business tax credit carryforwards of approximately $0.8 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.

At December 31, 2023 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $42.9 million. At December 31, 2023 those subsidiaries also had additional operating loss carryforwards of $12.9 million which are due to expire between 2024 and 2030. In addition, at December 31, 2023 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $4.3 million.

The valuation allowance at December 31, 2023 was approximately $43.0 million. The valuation allowance for deferred tax assets as of December 31, 2022 and December 31, 2021 was $43.4 million and $45.5 million respectively. The net change in the total valuation allowance was a decrease of $0.4 million during 2023 and a decrease of $2.1 million during 2022. Of the total decrease of $0.4 million in 2023, $1.1 million was recognized within income tax expense and a increase of $0.7 million was recognized in Other Comprehensive Income. Of the total decrease of $2.1 million in 2022, $0.8 million was recognized within income tax expenses and $1.3 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2023 and December 31, 2022 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, loss utilization, projected future taxable income and tax planning strategies in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.

The Company has recognized a deferred tax liability of $52.4 million (2022: $1.6 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. Given changes in various tax laws during 2023, the group has taken the decision to repatriate certain excess earnings which will not be permanently reinvested and consequently have provided for the relevant tax in the current year. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
	(in thousands)
Unrecognized tax benefits at start of year	$217,584	$202,065	$19,078
Increase related to acquired tax positions	—	—	170,047
Increase related to prior year tax positions	1,161	16,098	204
Decrease related to prior year tax positions	(918)	(5,442)	(1,695)
Increase related to current year tax positions	4,552	5,701	18,613
Settlements	—	—	(844)
Lapse of statute of limitations	(62,363)	(838)	(3,338)
Unrecognized tax benefits at end of year	$160,016	$217,584	$202,065

The relevant statute of limitations for unrecognized tax benefits totaling $65.0 million could potentially expire during 2024.

Included in the balance of total unrecognized tax benefits at December 31, 2023 were potential benefits of $160.0 million, which if recognized, would affect the effective rate on income from continuing operations. The balance of total unrecognized tax benefits at December 31, 2022 and December 31, 2021 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $217.6 million and $202.1 million respectively.

Interest and penalties recognized during the year ended December 31, 2023 amounted to a net charge of $4.2 million (2022: $7.1 million, 2021: $1.9 million) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2023 and December 31, 2022 were $27.1 million and $22.6 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are Ireland and the United States. We may potentially be subjected to tax audits in both our major jurisdictions. In Ireland, tax periods open to audit include the years ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. In the United States, tax periods open to audit include the years ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.